UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2013

Regal Entertainment Group

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On January 14, 2013, Regal Entertainment Group (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC as the representatives of the underwriters named therein (the “Underwriters”), with respect to the Company’s offering of $250 million aggregate principal amount of its 5.750% senior notes due 2025 (the “Notes”) in a registered public offering. The Underwriting Agreement includes customary representations, warranties and covenants.  Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities.

On January 17, 2013, the Company issued the Notes under an Indenture (the “Base Indenture”), dated as of January 17, 2013, as supplemented by the First Supplemental Indenture (the “Supplemental Indenture,” and collectively with the Base Indenture, the “Indenture”), dated as of January 17, 2013, with Wilmington Trust, National Association, as trustee. The offering was registered pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-182383) (the “Registration Statement”) and the related base prospectus included in the Registration Statement, as supplemented by the final prospectus supplement dated January 14, 2013 and filed with the Securities and Exchange Commission on January 15, 2013 (the “Prospectus”).

The Notes bear interest at a rate of 5.750% per year, payable semiannually in arrears on February 1 and August 1 of each year, beginning August 1, 2013.  The Notes will mature on February 1, 2025.  The Notes will be the Company’s senior unsecured obligations.  They will rank equal in right of payment with all of the Company’s existing and future senior unsecured indebtedness and prior to all of the Company’s future subordinated indebtedness.  The Notes will be effectively subordinated to all of the Company’s future secured indebtedness to the extent of the value of the collateral securing that indebtedness and structurally subordinated to all existing and future indebtedness and other liabilities of the Company’s subsidiaries.  None of the Company’s subsidiaries will guarantee any of the Company’s obligations with respect to the Notes.

Prior to February 1, 2018, the Company may redeem all or any part of the Notes at its option at 100% of the principal amount, plus accrued and unpaid interest to the redemption date and a make-whole premium.  The Company may redeem the Notes in whole or in part at any time on or after February 1, 2018 at the redemption prices specified in the Prospectus.  In addition, prior to February 1, 2016, the Company may redeem up to 35% of the original aggregate principal amount of the Notes from the net proceeds from certain equity offerings at the redemption price specified in the Prospectus.

If the Company undergoes a change of control (as defined in the Indenture), holders may require the Company to repurchase all or a portion of their Notes at a price equal to 101% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest, if any, to the date of purchase.

The Indenture contains covenants that limit the Company’s (and its restricted subsidiaries’) ability to, among other things: (i) incur additional indebtedness; (ii) pay dividends on or make other distributions in respect of its capital stock, purchase or redeem capital stock, or purchase, redeem or otherwise acquire or retire certain subordinated obligations; (iii) enter into certain transactions with affiliates; (iv) permit, directly or indirectly, it to create, incur, or suffer to exist any lien, except in certain circumstances; (v) create or permit encumbrances or restrictions on its ability to pay dividends or make distributions on its capital stock, make loans or advances to its subsidiaries (or the Company), or transfer any properties or assets to its subsidiaries (or the Company); and (vi) merge or consolidate with other companies or transfer all or substantially all of its assets. These covenants are, however, subject to a number of important limitations and exceptions. The Indenture contains other customary terms, including, but not limited to, events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.  A copy of the Base Indenture and the Supplemental Indenture are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein. The foregoing descriptions of the terms of the Underwriting Agreement, the Base Indenture and the Supplemental Indenture are qualified in their entirety by reference to these exhibits.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Indenture in Item 1.01 is incorporated by reference herein.

Item 8.01      Other Events.

In connection with the offering of the Notes, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes.  Such opinion is incorporated by reference into the Registration Statement.

On January 17, 2013, the Company announced that it completed its issuance, offering and sale of the Notes.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated January 14, 2013, by and among the Company, Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, as the representatives of the underwriters named therein.

4.1	Base Indenture, dated January 17, 2013, by and between the Company and Wilmington Trust, National Association, as Trustee.

4.2	Supplemental Indenture, dated January 17, 2013, by and between the Company and Wilmington Trust, National Association, as Trustee.

5.1	Legal Opinion of Hogan Lovells US LLP.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

99.1	Press Release of the Company, dated January 17, 2013, announcing the closing of the offering of the senior notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: January 17, 2013	By:	/s/ Peter B. Brandow
	Name:	Peter Brandow
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated January 14, 2013, by and among the Company, Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, as the representatives of the underwriters named therein.

4.1	Base Indenture, dated January 17, 2013, by and between the Company and Wilmington Trust, National Association, as Trustee.

4.2	Supplemental Indenture, dated January 17, 2013, by and between the Company and Wilmington Trust, National Association, as Trustee.

5.1	Legal Opinion of Hogan Lovells US LLP.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

99.1	Press Release of the Company, dated January 17, 2013, announcing the closing of the offering of the senior notes.